EXHIBIT 10.3











                                WARRANT AGREEMENT

                                 By and Between



                           NUWAVE TECHNOLOGIES, INC.,
                             a Delaware corporation

                                       and

                     AMERICAN STOCK TRANSFER & TRUST COMPANY



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                                TABLE OF CONTENTS

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Section                                                                                                        Page
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
Section 1.  Appointment of Warrant Agent; Issuance of Warrants....................................................1

Section 2.  Form of Warrant.......................................................................................2

Section 3.  Countersignature and Registration.....................................................................2

Section 4.  Transfers and Exchanges...............................................................................3

Section 5.  Exercise of Warrants..................................................................................3

Section 6.  Payment of Taxes......................................................................................5

Section 7.  Mutilated or Missing Warrants.........................................................................5

Section 8.  Reservation of Common Stock...........................................................................5

Section 9.  Adjustments of Exercise Price and Number of Securities................................................6

Section 10. Registration..........................................................................................8

Section 11. Indemnification.......................................................................................9

Section 12. Disposition of Proceeds on Exercise of Warrants......................................................12

Section 13. Redemption of Warrants...............................................................................12

Section 14. Merger or Consolidation or Change of Name of Warrant Agent...........................................13

Section 15. Duties of Warrant Agent..............................................................................14

Section 16. Change of Warrant Agent..............................................................................15

Section 17. Legends..............................................................................................16

Section 18. Notices..............................................................................................16

Section 19. Supplements and Amendments...........................................................................17

Section 20. New York Contract....................................................................................17

Section 21. Benefits of this Agreement...........................................................................17

Section 22. Successors...........................................................................................18

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                                                                     i

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         WARRANT AGREEMENT, dated as of May 15, 1998, between NUWAVE
TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, as warrant agent (the "Warrant Agent").

         WHEREAS, the Company proposes to offer for sale in a private offering (the "Offering") pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act" or the "Securities Act"), and/or Rule 506 of Regulation D promulgated thereunder, an aggregate of not less than 25 and not more than 70 Units ("Units"), each Unit comprised of (i) a number of shares of common stock, par value $.01 per share (the "Common Stock"), of the Company determined by dividing the purchase price per Unit of $100,000 (the "Offering Price") by, for the initial closing of the Offering, eighty percent (80%) of the "Initial Average Closing Bid Price" which shall be the average closing bid price for the Common Stock for the eight (8) consecutive trading days from and including April 28, 1998 to and including May 7, 1998, and for each subsequent closing, the lesser of (x) $3.20 and (y) eighty percent (80%) of the "Average Closing Bid Price" which shall be the average closing bid price for the Common Stock for the eight (8) consecutive trading days immediately preceding the date of a closing (a "Closing Date") of the Offering, and (ii) Class A Redeemable Warrants (the "Warrants") to purchase seventy-five percent (75%) of such number of shares of Common Stock of the Company (the "Warrant Shares"), as more particularly described in the Confidential Private Placement Memorandum dated May 8, 1998 (the "Offering Memorandum");

         WHEREAS, in connection with the Offering, the Company will sell to Janssen-Meyers Associates, L.P. ("Janssen-Meyers") Unit Purchase Warrants (the "Placement Agent Warrants") at a price of $.001 to purchase 25% of the aggregate number of Units sold in the Offering at an exercise price equal to the Offering Price until May 11, 2003. The Placement Agent Warrants shall entitle Janssen-Meyers to purchase the same securities as contained in the Units; and

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, registration, transfer, exchange and exercise of the Warrants.

         NOW THEREFORE, the parties hereto agree as follows:

         Section 1. Appointment of Warrant Agent; Issuance of Warrants.
                    --------------------------------------------------

              (a) The Company hereby appoints the Warrant Agent to act as warrant agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

              (b) At each Closing contemplated in the Offering Memorandum, and upon exercise of the Placement Agent Warrants as provided therein, appropriate number of Warrants shall be executed by the Company and delivered to the Warrant Agent.


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         Section 2. Form of Warrant.
                    ---------------

         The text of the Warrants and the forms of election to purchase Common Stock attached to the Warrants shall be substantially as set forth in Exhibit A attached hereto (the provisions of which are hereby incorporated herein). All of the certificates for the Warrants may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. Each Warrant shall initially entitle the registered holder thereof to purchase one share of Common Stock at a purchase price equal to the Initial Average Closing Bid Price (as adjusted as hereinafter provided, the "Exercise Price"), at any time during the period (the "Exercise Period") commencing on the Final Closing Date (as defined in the Offering Memorandum) and expiring at 5:00 p.m. Eastern Time on May 11, 2003. The Exercise Price and the number of shares of Common Stock issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future President or Vice President of the Company, and attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company.

         Warrants shall be dated as of the date of issuance by the Warrant Agent either upon initial issuance or upon transfer or exchange.

         In the event the aforesaid expiration date of the Warrants falls on a day that is not a business day, then the Warrants shall expire at 5:00 p.m. New York time on the next succeeding business day. For purposes hereof, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York City, New York, are authorized or obligated by law to be closed.

         Section 3. Countersignature and Registration.
                    ---------------------------------

         The Warrant Agent shall maintain books (the "Warrant Register") for the transfer and registration of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof. The Warrants shall be countersigned manually or by facsimile by the Warrant Agent (or by any successor to the Warrant Agent then acting as warrant agent under this Agreement) and shall not be valid for any purpose unless so countersigned. The Warrants may, however, be so countersigned by the Warrant Agent (or by its successor as Warrant Agent) and be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature or delivery.


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         Section 4. Transfers and Exchanges.
                    -----------------------

         The Warrant Agent shall transfer, from time to time, any outstanding Warrants upon the books to be maintained by the Warrant Agent for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be cancelled by the Warrant Agent. Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request. Warrants may be exchanged at the option of the holder thereof, when surrendered at the office of the Warrant Agent, for another Warrant, or other Warrants of different denominations of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock. No certificates for Warrants shall be issued except for (i) Warrants initially issued hereunder in accordance with Section 1 hereof, (ii) Warrants issued upon any transfer or exchange of Warrants, (iii) Warrants issued in replacement of lost, stolen, destroyed or mutilated certificates for Warrants pursuant to Section 7 hereof, and (iv) at the option of the Board of Directors of the Company, Warrants in such form as may be approved by its Board of Directors, to reflect any adjustment or change in the Exercise Price or the number of shares of Common Stock purchasable upon exercise of the Warrants made pursuant to Section 9 hereof. Notwithstanding any of the foregoing, the Warrant Agent and the Company shall have no obligation to cause Warrants to be transferred on the Warrant Register to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act and the rules and regulations promulgated thereunder.

         Section 5. Exercise of Warrants.
                    --------------------

              (a) The Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period by delivery to the Warrant Agent of (i) the Warrant; (ii) the Cash Exercise Form attached to the Warrant duly executed by the registered holder and (iii) the full Exercise Price for each share of Warrant Shares as to which the Warrant is exercised. The Warrant also may be exercised, in whole or in part, at any time and from time to time during the Exercise Period by delivery to the Warrant Agent of (i) the Warrant and (ii) the Net Exercise Form attached to the Warrant duly executed by the registered holder, including a calculation of the number of Warrant Shares to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the registered holder shall surrender the Warrant for that number of Warrant Shares determined by (i) multiplying the number of Warrant Shares for which the Warrant is being exercised by the difference (the "Per Share Warrant Value") resulting from subtracting the Exercise Price from the closing bid price for one share of Common Stock on the trading day immediately preceding the date of exercise of the Warrant (the "Bid Price") and (ii) dividing the product by the Bid Price. Payment of any Exercise Price shall be made in cash or by certified or bank check payable to the Company.

              (b) Subject to Section 6 hereof, upon receipt by the Company of the Warrant, the Cash Exercise Form or the Net Exercise Form, as the case may be, and the aggregate Exercise Price for the Warrant Shares, if applicable, the registered holder shall be


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deemed to be the holder of record of the Warrant Shares issuable upon such exercise; provided, however, that if the date of such receipt is a date upon which the transfer books of the Company are closed, the registered holder shall be deemed to be the record holder on the next succeeding business day on which such books are open. As soon as practicable after each such exercise of the Warrant, the Warrant Agent shall issue and cause to be delivered to the registered holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the holder or its designee. If the Warrant should be exercised in part only, the Warrant Agent shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the holder to purchase the remaining unexercised balance of the Warrant Shares (or portions thereof) subject to purchase thereunder. The Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrants pursuant to the provisions of this Section and the Company, whenever requested by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose. Upon the exercise of any one or more Warrants, the Warrant Agent shall promptly notify the Company in writing of such fact and of the number of securities delivered upon such exercise and, subject to the provisions below, shall cause all payments of an amount (if any), in cash or by check made payable to the order of the Company, equal to the aggregate Exercise Price for such Warrants to be deposited promptly in the Company's bank account. The Company and Warrant Agent shall determine, in their sole and absolute discretion, whether a Warrant certificate has been properly completed for exercise by the registered holder thereof.

              (c) The Warrant Agent and the Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.

              (d) Notwithstanding anything to the contrary contained herein, no Warrant will be exercisable and the Company shall not be obligated to deliver any securities pursuant to the exercise of any Warrant unless at the time of exercise (i) the Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act of 1933, as amended (the "Act"), covering the securities issuable upon exercise of such Warrant and such registration statement shall have been declared and shall remain effective and shall be current, and such shares have been registered or qualified or be exempt under the securities laws of the state or other jurisdiction of residence of the holder of such Warrant and the exercise of such Warrant in any such state or other jurisdiction shall not otherwise be unlawful, or (ii) the Company has received an opinion of counsel to the registered holder of such Warrant, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be issued in the manner contemplated without an effective registration statement under the Act or applicable state securities laws.


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         Section 6. Payment of Taxes.
                    -----------------

         The issuance of any shares or other securities upon the exercise of the Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the registered holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer or delivery of the Warrant to a person other than, or the issuance and delivery of any certificate in a name other than, that of the registered holder and the Company shall not be required to issue or deliver any new Warrant or such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 7. Mutilated or Missing Warrants.
                    ------------------------------

         In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction and, in case of a lost, stolen or destroyed Warrant, indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such reasonable charges as the Company or the Warrant Agent may prescribe.

         Section 8. Reservation of Common Stock.
                    ----------------------------

         There have been reserved, and the Company shall at all times keep reserved, out of its authorized shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the transfer agent for the shares of Common Stock and every subsequent transfer agent for any shares of Common Stock issuable upon the exercise of any of the aforesaid rights of purchase are irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company agrees that all shares of Common Stock issued upon exercise of the Warrants shall be, at the time of delivery of the certificates for such shares against payment of the Exercise Price therefor, if any, validly issued, fully paid and nonassessable. The Company will keep a copy of this Agreement on file with the transfer agent for the shares of Common Stock (which may be the Warrant Agent) and with every subsequent transfer agent for any shares of Common Stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is irrevocably authorized to requisition from time to time from such transfer agent stock certificates required to honor outstanding Warrants. The Company will supply such transfer agent with duly executed stock certificates for that purpose. All Warrants surrendered in the exercise of the rights thereby


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evidenced shall be cancelled by the Warrant Agent and shall thereafter be delivered to the Company, and such cancelled Warrants shall constitute sufficient evidence of the number of shares of Common Stock which have been issued upon the exercise of such Warrants. Promptly after the date of expiration of the Warrants, the Warrant Agent shall certify to the Company the total aggregate amount of Warrants then outstanding, and thereafter no shares of Common Stock shall be subject to reservation in respect of such Warrants which shall have expired.

         Section 9. Adjustments of Exercise Price and Number of Securities.
                    -------------------------------------------------------

              (a) (i) In case the Company shall at any time after the date the Warrant is first issued (i) declare a dividend on any class of the outstanding capital stock of the Company (the "Capital Stock") payable in shares of its Capital Stock, (ii) subdivide any class of the outstanding Capital Stock, or
(iii) combine any class of the outstanding Capital Stock into a smaller number of shares, but only if such combination is effective after such time as, were an exercise of the Warrant to take place, in whole or in part, then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of the Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, or combination, shall be proportionately adjusted so that the holder after such time shall be entitled to receive the aggregate number and kind of shares for such consideration which, if such Warrant had been exercised immediately prior to such time at the then-current Exercise Price, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, or combination. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (ii) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Section 9(a)(ii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9(a) shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                  (iii) Whenever there shall be an adjustment as provided in this Section 9(a), the Company shall promptly cause written notice thereof to be sent by certified mail, postage prepaid, to the Warrant Agent and the holders, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                  (iv) The Company shall not be required to issue fractions of shares of Common Stock of the Company upon the exercise of the Warrant. If any fraction of a share would be issuable on the exercise of the Warrant (or specified portions thereof), the


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Company shall purchase such fraction for an amount in cash equal to the same fraction of the current market price of such share of Common Stock on the date of exercise of the Warrant.

              (b) (i) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) provide the registered holder with an executed agreement stating that the holder shall have the right thereafter to receive upon exercise of the Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which the Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 9(a).

                  (ii) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of the Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the registered holder shall have the right thereafter to receive upon exercise of the Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which the Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 9(a).

                  (iii) The above provisions of this Section 9(b) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

              (c) Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be made:

                  (i) Upon the issuance or sale of the Placement Agent


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Warrants, the shares of Common Stock or Warrants issuable upon the exercise of the Placement Agent Warrants or the shares of Common Stock issuable upon exercise of the Warrants underlying the Placement Agent Warrants; or

                  (ii) Upon the issuance or sale of (A) the shares of Common Stock or Warrants issued by the Company in the Offering, or (B) the shares of Common Stock (or other securities) issuable upon exercise of Warrants; or

                  (iii) Upon (A) the issuance of options pursuant to the Company's incentive stock option plan in effect on the date hereof or as hereafter amended in accordance with the terms thereof or any other employee or executive stock option plan approved by the stockholders of the Company or the sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (B) the sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants issued and outstanding on the date hereof.

              (d) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrants and the Placement Agent Warrants shall terminate on a date fixed by the Company, such date to be no earlier than ten
(10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to each registered holder of the Warrants, as the same shall appear on the books of the Company maintained by the Warrant Agent, by registered mail at least thirty (30) days prior to such termination date.

         Section 10. Registration.
                     -------------

         (a) The Company will use its best efforts to file a registration statement (the "Registration Statement") under the Act, therein registering the Warrants and the Warrant Shares (the "Registrable Securities") upon demand, after six (6) months of the final closing of the Offering (the "Filing Date"), and use its best efforts to have the Registration Statement declared effective by the Commission as soon as possible thereafter (the "Effective Date"). In the event the Registration Statement is not declared effective within 60 days after a demand for registration, the then number of Warrants shall be increased by two percent (2%), effective as of the end of such 60 day period and by an additional two percent (2%) on each one month anniversary thereafter, until such time that the number of Warrants should equal 120% of the original number of Warrants. The Company agrees to keep the Registration Statement effective until the expiration period of the Warrants.

         (b) In the event of a registration pursuant to the provisions of this
Section 10, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the holder or such holders (the "Eligible Holders") may reasonably request; provided, however, that the Company shall not by reason of this Section 10(b) be required to


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qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service of process.

              (c) The Company shall keep effective any registration or qualification contemplated by this Section 10 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Eligible Holders to complete the offer and sale of the Registrable Securities covered thereby.

              (d) In the event of a registration pursuant to the provisions of this Section 10, the Company shall furnish to each Eligible Holder such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

              (e) In the event of a registration pursuant to the provision of this Section 10, the Company and each Eligible Holder shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing customary representations, warranties, allocation of expenses, and customary closing conditions, including, without limitation, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Registrable Securities.

              (f) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144.

         Section 11. Indemnification.
                     ---------------

              (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 11, without limitation, reasonable attorneys, fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when


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incurred, arising out of, based upon, or in connection with, any breach of any representation, warranty, covenant, or agreement of the Company contained in any of the Warrants, any untrue statement or alleged untrue statement of a material fact contained (i) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities, or (ii) in any application or other document or communication (in this Section 11, collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. Notwithstanding the foregoing, the Company shall not be responsible for any failure of Janssen-Meyers to file, on behalf of the Company, Blue Sky applications in jurisdictions where Janssen-Meyers is offering Units and where such application is required by law. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under any of the Warrants.

         If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure to so notify shall not relieve the Company from any liability under this Section 11(a) unless the Company shall have been materially prejudiced by such failure or relieve the Company from any liability other than pursuant to this Section 11(a)) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 11 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company agrees promptly to notify the Eligible Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, final prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

              (b) The registered holder of Warrants agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by the holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Eligible Holders in Section 11(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the registered holder by or on behalf of the registered holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified (an "indemnified party") based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the registered holder pursuant to this Section 11(b), the registered holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 11(a).

              (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 11(a) or 11(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act or otherwise, then the Company, as one entity, and the Eligible Holders of the Registrable Securities included in such registration in the aggregate, as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Eligible Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Eligible Holders agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Eligible Holders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 11(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of all Registrable Securities) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of all Registrable Securities) by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent representation. For purposes of this Section 11(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of each such Eligible Holder or control person shall have the same rights to contribution as each Eligible Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 11(c). Anything in this
Section 11(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 11(c) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.

         Section 12. Disposition of Proceeds on Exercise of Warrants.
                     -----------------------------------------------

              (a) The Warrant Agent shall promptly forward to the Company all monies received by the Warrant Agent for the purchase of shares of Common Stock through the exercise of the Warrants.

              (b) The Warrant Agent shall keep copies of this Agreement available for inspection by holders of Warrants during normal business hours.

         Section 13. Redemption of Warrants.
                     ----------------------

         The Warrants are redeemable by the Company commencing twelve (12) months after the Effective Date, in whole or in part, on not less than thirty
(30) days' prior written notice at a redemption price of $.01 per Warrant (or earlier with the prior consent of Janssen-Meyers), provided the average closing bid quotation of the Common Stock as reported on the Nasdaq SmallCap Market, if traded thereon, or if not traded thereon, the average closing sale price if listed on a national securities exchange (or other reporting system that provides last sale prices), has been at least 250% of the then current Exercise Price of the Warrants, for a period of 30 consecutive trading days ending on the day prior to the date on which the Company gives notice of redemption. Any redemption in part shall be made pro rata to all Warrant holders. The redemption notice shall be mailed to the holders of the Warrants at their respective addresses appearing in the Warrant Register. Any such notice mailed in the manner provided herein shall be conclusively presumed to have been duly given in accordance with this Agreement whether or not the registered holder receives such notice. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a registered holder of a Warrant (i) to whom notice was not mailed or (ii) whose notice was defective. An affidavit of the Warrant Agent or the Secretary or Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Holders of the Warrants will have exercise rights until the close of business on the day immediately preceding the date fixed for redemption. On and after the date fixed for redemption, the holder shall have no right with respect to the Warrant except to receive $.01 per Warrant upon surrender of the Warrant.

         Notwithstanding anything to the contrary contained herein, no Warrant will be redeemable unless at the time of redemption, the Company has filed with the Commission a registration statement under the Act, covering the Warrant Shares and such registration statement shall have been declared and shall remain effective and shall be current, and such Warrant Shares have been registered or qualified or be exempt under the securities laws of the state or other jurisdiction of residence of the holder of such Warrant and the redemption of such Warrant in any such state or other jurisdiction shall not otherwise be unlawful.

         Section 14. Merger or Consolidation or Change of Name of Warrant Agent.
                     ----------------------------------------------------------

         Any corporation or company which may succeed to the corporate trust business of the Warrant Agent by any merger or consolidation or otherwise shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 16 of this Agreement. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned.

         In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrants so countersigned. In all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

         Section 15. Duties of Warrant Agent.
                     -----------------------

         The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

              (a) The statements of fact and recitals contained herein and in the Warrants shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except as such describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein expressly provided.

              (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants in this Agreement or in the Warrants.

              (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

              (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

              (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent's negligence, willful misconduct or bad faith.

              (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expenses unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant

Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding.

              (g) The Warrant Agent and any stockholder, director, officer, partner or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

              (h) The Warrant Agent shall act hereunder solely as agent and its duties shall be determined solely by the provisions hereof.

              (i) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any such attorneys, agents or employees or for any loss to the Company resulting from such neglect or misconduct provided reasonable care had been exercised in the selection and continued employment thereof.

              (j) Any request, direction, election, order or demand of the Company shall be sufficiently evidenced by an instrument signed in the name of the Company by its President or a Vice President or its Secretary or an Assistant Secretary or its Treasurer or an Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Warrant Agent by a copy thereof certified by the Secretary or an Assistant Secretary of the Company.

         Section 16. Change of Warrant Agent.
                     -----------------------

         The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company notice in writing, and to the holders of the Warrants notice by mailing such notice to the holders at their respective addresses appearing on the Warrant Register, of such resignation, specifying a date when such resignation shall take effect. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company and the like mailing of notice to the holders of the Warrants. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of action, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or after the Company has received such notice from a registered holder of a Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a bank or trust company, in good standing, incorporated under New York or federal law. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibility as if it had been originally named as Warrant Agent without further act or deed and the former Warrant Agent shall deliver and transfer to the successor Warrant Agent all canceled Warrants, records and property at the time held by it hereunder, and execute and deliver any further assurance or conveyance necessary for this purpose. Failure to file or mail any notice provided for in this Section, however, or any defect therein, shall not affect the validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

         Section 17. Legends.
                     -------

         Unless registered pursuant to the provisions of Section 10 hereof, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR
         (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

         In addition, unless registered pursuant to the provisions of Section 10 hereof, any Warrants issued upon transfer or any new Warrants issued shall bear a similar legend.

         Section 18. Notices.
                     -------

         Any notice pursuant to this Agreement to be given by the Warrant Agent or the registered holder of any Warrant to the Company, shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another is filed in writing by the Company with the Warrant Agent) as follows:

         NUWAVE Technologies, Inc.
         One Passaic Avenue
         Fairfield, New Jersey 07004
         Attention: President

         and a copy thereof to:

         Dechert Price & Rhoads
         30 Rockefeller Plaza
         New York, New York  10112
         Attention: Fredric J. Klink, Esq.

         Any notice pursuant to this Agreement to be given by the Company or the registered holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) as follows:

         American Stock Transfer & Trust Company
         40 Wall Street
         New York, New York 10005
         Attention: Executive Vice President

         Section 19. Supplements and Amendments.
                     --------------------------

         The Company and the Warrant Agent may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not materially adversely affect the interest of the holders of Warrants; and in addition the Company and the Warrant Agent may modify, supplement or alter this Agreement with the consent in writing of the registered holders of the Warrants representing not less than a majority of the Warrants then outstanding.

         Section 20. New York Contract.
                     -----------------

         This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with the laws of New York without regard to the conflicts of law principles thereof.

         Section 21. Benefits of this Agreement.
                     --------------------------

         Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrants.

         Section 22. Successors.
                     ----------

         All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                          NUWAVE TECHNOLOGIES, INC.


                                          By: /s/ Jeremiah F. O'Brien
                                              --------------------------------
                                              Name:  Jeremiah F. O'Brien
                                              Title: Chief Financial Officer



                                          AMERICAN STOCK
                                          TRANSFER & TRUST COMPANY


                                          By: /s/ Isaac J. Kagan
                                              --------------------------------
                                              Name:  Isaac J. Kagan
                                              Title: Vice-President

                                                                    EXHIBIT 10.4



                          [Form of Warrant Certificate]


No. ____________________________                   VOID AFTER MAY 11, 2003


THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.


                            NUWAVE TECHNOLOGIES, INC.

     Class A Redeemable Warrant for the Purchase of Shares of Common Stock,
                            par value $0.01 per share


                                                                       CUSIP [ ]


         THIS CERTIFIES that, for value received, ________________________, with an address at _______________________________ (including any registered assignee, the "Holder"), is entitled to subscribe for and purchase from NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein and the Warrant Agreement (as hereinafter defined), at any time and from time to time from the date of the final closing of the Offering (as defined in the Warrant Agreement) until 5:00 P.M. on May 11, 2003, New York time (the "Exercise Period"), __________ shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at a price per share (the "Exercise Price") equal to the average closing bid price for the Common Stock for the eight (8) consecutive trading days from and including April 28, 1998 to and including May 7, 1998.

         This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement, dated as of May 15, 1998 (the "Warrant Agreement"), between the Company and American Stock Transfer & Trust Company (the "Warrant Agent").

         The Warrants may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period through a cash or cashless exercise upon presentation and surrender of this Warrant Certificate, with the appropriate exercise form attached hereto duly executed, at the corporate office of the Warrant Agent at 99 Wall Street, New York, New York 10005, and if a cash exercise, accompanied by payment of the full Exercise Price for the Warrants in lawful money of the United States of America in cash or by certified or bank check made payable to the Company, as more fully described in the Warrant Agreement.

         In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

         Each Warrant represented hereby is exercisable at the option of the Holder, but no fractional shares will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

         The Company shall not be obligated to deliver any securities pursuant to the exercise of the Warrants represented hereby unless at the time of exercise (i) the Company has filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended (the "Act"), covering the securities issuable upon exercise of the Warrants represented hereby and such registration statement has been declared and shall remain effective and shall be current, and such securities have been registered or qualified or be exempt under the securities laws of the state or other jurisdiction of residence of the Holder and the exercise of the Warrants represented hereby in any such state or other jurisdiction shall not otherwise be unlawful, or (ii) the Company has received an opinion of counsel to the Holder, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be issued in the manner contemplated without an effective registration statement under the Act or applicable state securities laws.

         Prior to the exercise of any Warrant represented hereby, the Holder, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

         Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed by the Company, in whole or in part, at $.01 per Warrant at any time commencing twelve (12) months after the Effective Date (as defined in the Warrant Agreement), or earlier with the prior written consent of Janssen-Meyers Associates, L.P., on not less than 30 days prior written notice to the Holder, provided the average closing bid quotation of the Common Stock as reported on the Nasdaq SmallCap Market, if traded thereon, or, if not traded thereon, the average closing bid quotation of the Common Stock if listed on a national securities exchange (or other reporting system that provides last sale prices), has been at least 250% of the then current Exercise Price of the Warrants, for a period of 30 consecutive trading days ending on the day prior to the date on which the Company gives notice of redemption. On and after the date fixed for redemption, the Holder shall have no right with respect to this Warrant except to receive $.01 per Warrant upon surrender of this Warrant.

         Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

         This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof.

         This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

Dated ______________ _____, 1998

                                             NUWAVE TECHNOLOGIES, INC.


                                             By:
                                                --------------------------------
                                                President


Attest:


By:
    ------------------------------------
         Secretary


COUNTERSIGNED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, as Warrant Agent


By:
   -------------------------------------
         Authorized officer

                               CASH EXERCISE FORM


         The undersigned hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, evidenced by the attached Warrant Certificate, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of [wire transfer, cash or check] in the amount of $_______, _____ Warrant Shares to be canceled in connection with such exercise, all in accordance with the conditions and provisions of the Warrant Agreement and the attached Warrant Certificate.

         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant Certificate representing any unexercised portion hereof be issued in the name of the registered Holder and delivered to the undersigned at the address set forth below.



Dated:
      ------------------------------       -------------------------------------
                                           Signature of Registered Holder

                                           -------------------------------------
                                           Name of Registered Holder (Print)

                                           Address of Registered Holder (Print):

                                           -------------------------------------

                                           -------------------------------------


                                           -------------------------------------
                                           Social Security or Taxpayer
                                           Identification Number

                                NET EXERCISE FORM

         The undersigned hereby irrevocably exercises the right to exchange the attached Warrant Certificate for a number of shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, as determined by (i) multiplying the number of Common Stock for which the Warrants are being exercised by the difference (the "Per Share Warrant Value") resulting from subtracting the Exercise Price from the closing bid price for one share of Common Stock on the trading day next preceding the date of exercise (the "Bid Price") and (ii) dividing the product by the Bid Price, all as set forth below:

         No. of Shares for which this Warrant is exercised:
                                                            --------------------

         Per Share Warrant Value                            $
                                                             -------------------

         Bid Price (as of preceding trading day)            $
                                                             -------------------

         No. of Shares to be sent to Warrant Holder
                                                            --------------------

         The undersigned requests that stock certificates for such Warrant Shares be issued and a Warrant Certificate representing any unexercised portion hereof be issued in the name of the registered Holder and delivered to the undersigned at the address set forth below.



Dated:
       ----------------------              -------------------------------------
                                           Signature of Registered Holder

                                           -------------------------------------
                                           Name of Registered Holder (Print)

                                           Address of Registered Holder (Print):


                                           -------------------------------------

                                           -------------------------------------



                                           -------------------------------------
                                           Social Security or Taxpayer
                                           Identification Number

                                 ASSIGNMENT FORM

                     To be Executed by the Registered Holder
                           in Order to Assign Warrants

FOR VALUE RECEIVED, ____________________________, hereby sells, assigns and transfers unto

                        ----------------------------------

                        ----------------------------------

                        ----------------------------------
                        (please print or type name, social
                        security number and address)

__________________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
____________________ as its/his/her attorney-in-fact to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
       ----------------------              -------------------------------------
                                           Signature of Registered Holder

                                           -------------------------------------
                                           Name of Registered Holder (Print)

                                           Address of Registered Holder (Print):
-----------------------------
Signature of Guaranteed
                                           -------------------------------------

                                           -------------------------------------



                                           -------------------------------------
                                           Social Security or Taxpayer
                                           Identification Number



THE SIGNATURE TO THE ASSIGNMENT OR THE EXERCISE FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THE ATTACHED WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM.




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